UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 2054

                                    FORM 8-K

                             AMENDED CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


                       OCTOBER 30, 2002 (OCTOBER 21, 2002)
            Date of Amended Report (Date of earliest event reported)


                              M.B.A. HOLDINGS, INC.
             (Exact name of registrant as specified in its Charter)


          Nevada                         0-28221                87-0522680
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         file number)         Identification No.)


               9419 E. San Salvador, Suite 105, Scottsdale, AZ 85260 (Address of principal executive offices, including zip code)


                                 (480) 860-2288
                         (Registrant's telephone number)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1)
        (i) Deloitte & Touche,LLP, the former certifying accountant has declined to stand for re-election on October 21, 2002.
        (ii) Deloitte & Touche,LLP's report on the financial statements for the last two years did not contain an adverse opinion nor a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principals.
        (iii) The decision not to stand for re-election was communicated to the audit committee of the Board of Directors by Deloitte & Touche,LLP.
        (iv) During M.B.A. Holdings, Inc.'s two most recent fiscal years and during the subsequent interim periods preceding Deloitte & Touche,LLP's decision not to stand for re-election, there have been no disagreements with Deloitte & Touche,LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.
        (v) Deloitte & Touche,LLP has not advised the registrant of any concerns about:
                (A)     The Internal Controls of the registrant
                (B) The reliability of management's representation or the financial statements prepared by management
                (C) Deloitte & Touche,LLP has not advised the registrant of the need to significantly expand the scope of its audit, nor has it advised the registrant that information has come to Deloitte & Touche,LLP's attention, that if further investigated may (i) materially impact the fairness or reliability of previously issued audit reports or the underlying financial statements issued, or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements.
                (D) Deloitte & Touche,LLP has not advised the registrant that information has come to Deloitte & Touche,LLP's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

(a)(2) M.B.A. Holdings, Inc. has not engaged a principal accountant as of October 30, 2002. No other accounting firm was consulted by M.B.A. Holdings, Inc. during the registrant's two most recent fiscal years nor during the subsequent interim periods preceding Deloitte & Touche,LLP's decision not to stand for re-election.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits. The following exhibits are being filed herewith:

     (4.1) Letter from Deloitte & Touche,LLP stating that it agrees with the statements made by M.B.A. Holdings, Inc. in response to Item 304(a)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        M.B.A. Holdings, Inc.

        Date: October 30, 2002          By: /s/ Dennis M. O'Connor
                                            ------------------------------------
                                            Dennis M. O'Connor
                                            Chief Financial Officer

                              M.B.A. Holdings, Inc.
   Exhibit Index to Amended Current Report on Form 8-K Dated October 30, 2002


Exhibit Number

(4.1) Letter from Deloitte & Touche,LLP stating that it agrees with the statements made by M.B.A. Holdings, Inc. in response to Item 304(a)